March 12, 1996

                                                               File No. 33-23184
                                                               File No. 811-5580

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        Pre-Effective Amendment No.  __                      [_]
                        Post-Effective Amendment No. 8                       [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 10                              [X]


                            DODGE & COX INCOME FUND
--------------------------------------------------------------------------------
              (exact name of registrant as specified in charter)

ONE SANSOME STREET, 35TH FLOOR, SAN FRANCISCO, CA                   94104
-------------------------------------------------           --------------------
    (Address of Principal Executive Offices)                     (Zip Code)

                                (415) 981-1710
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

                          MITCHELL E. NICHTER, ESQ.,
                     HELLER, EHRMAN, WHITE AND MCAULIFFE,
                                333 BUSH STREET
                            SAN FRANCISCO, CA 94104
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:                     March 13, 1996
                                                                  --------------

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)
 x   on March 13, 1996 pursuant to paragraph (b)
---     --------------
___  60 days after filing pursuant to paragraph (a)(1)
___  on ________ pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph(a)(2)
___  on _______________ pursuant to paragraph (a)(2) of Rule 485


CALCULATION OF REGISTRATION OF FEES UNDER THE SECURITIES ACT OF 1933
====================================================================

An indefinite number of shares are being registered by this registration statement pursuant to Rule 24f-2 of the Investment Company Act of 1940.
The registrant filed its required 24f-2 Notice for the fiscal year ended December 31, 1995 on February 27, 1996. A Rule 24f-2 Notice for the fiscal year ending December 31, 1996 will be filed on or before February 28, 1997.

                            DODGE & COX INCOME FUND


                             CROSS REFERENCE SHEET

                                    PART A

                        (Prepared as part of Form N-1A)

Item Number in Form N-1A                                            Prospectus
 Registration Statement       Caption in Prospectus                    Page
 ----------------------       ---------------------                    ----

            1                 (Cover Page)                            Cover

            2                 Expense Information                       1

            3                 Financial Highlights                      2

            4                 Capital Stock and
                              Organization                             13

                              Investment Objectives and Policies        2

                              Investment Restrictions                   4

                              Investment Risks                          4

             5                Management and Investment
                              Adviser                                  12

                              Custodian and Transfer
                              Agent                                    14

                              Management Fee and
                              Other Expenses                           13

             6                Capital Stock and
                              Organization                             13

                              Shareholder Inquiries                    14

                              Income Dividends and
                              Capital Gains Distributions               7

                              Reinvestment Plan                        11

                              Federal Income Taxes                     13

             7                How to Purchase Shares                    8

                              Pricing of Shares                        11

                              Shareholder Services                     11

             8                How to Redeem Shares                      9

             9                (None-Not Applicable)

                            DODGE & COX INCOME FUND

                             CROSS REFERENCE SHEET

                                    PART B

                        (Prepared as part of Form N-1A)

                                                                      Additional
Item Number in Form N-1A      Caption in Statement of                Information
 Registration Statement       Additional Information                     Page
-----------------------       ----------------------                     ----
           10                 (Cover Page)                                 1

           11                 Table of Contents                            1

           12                 (None-Not Applicable)

           13                 Investment Objectives and Policies           2

                              Investment Restrictions                      2

                              Investments and Investment Techniques        4

           14                 Officers and Directors                       7

           15                 Officers and Directors                       8

           16                 Investment Adviser                           8

                              Custodian (Page 14 of Prospectus)

                              Independent Accountants                      9

           17                 Portfolio Transactions                       9

           18                 (None-See Prospectus)

           19                 Purchase, Redemption and
                              Pricing of Shares                            7

           20                 Additional Tax Considerations                9

           21                 (None-Not Applicable)

           22                 Performance Information                      6

           23                 (See Cover Page)
                              (Annual Report incorporated by
                              reference.  See Part C)

                            DODGE & COX INCOME FUND


                                    PART A


                                  Prospectus

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


PROSPECTUS

MARCH 13, 1996

DODGE & COX INCOME FUND
--------------------------------------------------------------------------------
Dodge & Cox Income Fund (the "Fund") is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities.

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

This prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission. It is available at no charge by writing or calling the Fund. The date of the Statement of Additional Information is the same as the date of this prospectus.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
-----------------


Introduction...........................1                         Telephone Transactions.................10
Expense Information....................1                         Transfer of Shares.....................11
Financial Highlights...................2                         Pricing of Shares......................11
Investment Objectives and Policies.....2                         Shareholder Services...................11
Investment Restrictions................4                         Performance Information................12
Investment Risks.......................4                         Management and Investment Adviser......12
Additional Information on Investments..5                         Management Fee and Other Expenses......13
Income Dividends and Capital                                     Capital Stock and Organization.........13
    Gains Distributions................7                         Federal Income Taxes...................13
How to Purchase Shares.................8                         Custodian and Transfer Agent...........14
How to Redeem Shares...................9                         Reports to Shareholders................14
Exchanging Shares.....................10                         Shareholder Inquiries..................14


                        DODGE & COX INCOME FUND
                        c/o Firstar Trust Company
                        P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                        Telephone (800) 621-3979

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


=======================================---======================================

                                  DODGE & COX
=======================================--=======================================
                                  Income Fund


INTRODUCTION
--------------------------------------------------------------------------------

Dodge & Cox Income Fund operates as an open-end diversified management investment company which continuously offers its shares to the public. A unique feature of the Dodge & Cox Income Fund and other "no-load" funds is that shares are sold without sales charge, while many investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value at no charge.

Dodge & Cox Income Fund enables investors to obtain the benefits of experienced and continuous investment supervision. Investors in the Fund acquire a diversified bond portfolio ordinarily limited to large investment accounts. The Fund is designed to meet the needs of retirement plans, charities, endowments, individuals, trustees, guardians and others who have funds available for long-term investment in fixed-income securities.

In using the Fund, shareholders avoid the time-consuming details involved in buying and selling individual securities. Use of the Fund also reduces the amount of record keeping for tax purposes and simplifies the collection of investment income and the safe-keeping of individual securities.

Dodge & Cox (a corporation) acts as the Fund's manager (the "Manager"). Dodge & Cox is a well-known investment management firm which has furnished investment management services since 1930.

EXPENSE INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Sales Load Imposed on Purchases........................................ None
    Sales Load Imposed on Reinvested Distributions......................... None
    Deferred Sales Load.................................................... None
    Redemption Fees........................................................ None
    Exchange Fee........................................................... None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
    Management Fees........................................................ .44%
    12b-1 Fees............................................................. None
    Other Expenses......................................................... .10%
                                                                            ----
    Total Fund Operating Expenses.......................................... .54%

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Time period        1 Year      3 Years       5 Years          10 Years
------------------------------------------------------------------------
Expenses             $6          $17           $30              $68


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the above expense information is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1995 (See "Management Fee and Other Expenses", page 13). Wire redemptions are subject to a $10 charge which is not reflected in the above example.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)

The following table of financial highlights, insofar as it relates to each of the five years in the period ended December 31, 1995, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon appears in the Fund's Annual Report to Shareholders for the year ended December 31, 1995.

                                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                1995      1994      1993     1992      1991      1990     1989
NET ASSET VALUE, BEGINNING OF YEAR.........................   $10.74    $11.89    $11.55   $11.59    $10.61    $10.68   $10.00
Income from investment operations:
Net investment income......................................      .78       .77       .78      .82       .81       .82      .69
Net realized and unrealized gain (loss) on investments.....     1.34     (1.11)      .51      .05      1.02      (.07)     .69
                                                              ------    ------    ------   ------    ------    ------   ------
Total income (loss) from investment operations.............     2.12      (.34)     1.29      .87      1.83       .75     1.38
                                                              ------    ------    ------   ------    ------    ------   ------
Distributions:
Dividends from net investment income.......................     (.78)     (.76)     (.78)    (.82)     (.82)     (.81)    (.69)
Distributions from net realized gain on investments........     (.06)     (.05)     (.17)    (.09)     (.03)     (.01)    (.01)
                                                              ------    ------    ------   ------    ------    ------   ------
Total distributions........................................     (.84)     (.81)     (.95)    (.91)     (.85)     (.82)    (.70)
                                                              ------    ------    ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR...............................   $12.02    $10.74    $11.89   $11.55    $11.59    $10.61   $10.68
                                                              ======    ======    ======   ======    ======    ======   ======

TOTAL RETURN...............................................%   20.21     (2.89)    11.34     7.80     17.94      7.41    14.09

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).........................   $  303    $  195    $  180   $  136    $   96    $   52   $   33
Ratio of expenses to average net assets....................%     .54       .54       .60      .62       .64       .69      .66
Ratio of net investment income to average net assets.......%    6.85      6.90      6.50     7.14      7.63      7.99     7.85
Portfolio turnover rate....................................%      53        55        26       12        15        13        3

------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

The Dodge & Cox Income Fund is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940).

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumen-


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


talities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues, rated in the top four rating groups by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Corporation ("S & P") (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by the Manager; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Under normal market conditions, no more than 5% of the Fund's total assets will be invested in the types of securities listed in category (4). Further information about specific investments is provided under "Additional Information on Investments."

No more than 20% of the Fund may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of the Manager, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S & P at the time of investment; preferred stock; corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by the Manager. It should be noted that securities rated in the lowest of the top four rating groups (Baa or BBB) and those securities rated below investment grade have speculative characteristics. Securities rated B by the major rating services may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S & P's rating groups is included in the Appendix to the Statement of Additional Information.

The percentages referred to in the preceding two paragraphs are determined at the time of investment and apply under normal market conditions.

The proportions held in the various financial instruments will be revised as appropriate in light of the Manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, the Manager will take many factors into consideration including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which the Manager believes to be undervalued), purchasing securities at a discount from their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

The average maturity of the Fund's portfolio at any given time depends, in part, on the Manager's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. The Manager normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, the Manager may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


The Manager maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. However, during rapidly changing economic, political and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see "Federal Income Taxes," page 13).

In seeking to achieve the objectives of the Fund, the Manager may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

The Fund's investment policies as set forth above may be changed without shareholder approval; such policies will not be changed without notice to shareholders.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
-----------------------
The Fund has adopted certain restrictions which may not be changed without shareholder approval. These restrictions are designed to ensure diversification of investment and to reduce investment risk. The Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer; (b) Concentrate investment of more than 25% of the value of its total assets in any one industry, provided that the various types of public utility companies (electric, telephone and gas) are considered separate industries for this purpose; (c) Borrow money, except as a temporary measure for extraordinary or emergency purposes and not to exceed 5% of the Fund's total assets at the time of borrowing; (d) Make loans to other persons except this shall not exclude (1) purchasing debt securities as permitted by the Fund's other investment policies and restrictions (2) entering into repurchase agreements and (3) lending of portfolio securities, provided that the Fund may not loan securities if the aggregate value of all securities loaned would exceed 20% of the total market value of the Fund at the time of lending; or (e) Invest more than 10% of the value of its total assets in the securities of other investment companies. See the Statement of Additional Information for additional restrictions that the Fund has adopted.

--------------------------------------------------------------------------------
INVESTMENT RISKS
----------------
It should be recognized that there are market risks inherent in investment and that there is no guarantee that the investment objectives of the Fund will be achieved.

Prices of the securities in the Fund are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall and conversely, as interest rates fall, the prices of these securities rise. The value of the securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Therefore, the net asset value of the Fund may be higher or lower at the time of sale than the value at the time of purchase. Due to potential fluctuations in the net asset value, the Fund may not be an appropriate investment for investors with a short-term investment horizon. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of the Fund can be guaranteed.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


Since the Fund will be invested predominantly in higher quality debt securities, the Fund may not yield as high a level of current income as funds that invest primarily in lower quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation.

Investors should recognize that the Fund's purchase of the securities of certain types of investment companies results in the layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies including operating costs and investment advisory and administrative fees. Since the Fund does not presently intend to invest more than 2% of the value of its total assets in the securities of these types of investment companies, the adverse affect on the yield of the Fund from such layering of expenses is expected to be insignificant.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON INVESTMENTS
-------------------------------------
U.S. GOVERNMENT OBLIGATIONS: A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration and the Farmers Home Administration.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks and the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. The Manager will invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Consequently, if a premium had been paid for the mortgage pass-through securities, then such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal would increase total returns.

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. Government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities ("the collateral") and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds will generally have semiannual or quarterly payments of principal and interest. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral, plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. Generally, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities' weighted-average life, a measure of the securities' cash flow characteristics. The Manager will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

All CMOs purchased by the Fund will have a AAA rating by either S & P or Moody's, the major rating services. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. The later


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


tranches of a CMO (the tranches which are not currently receiving principal payments) provide some degree of protection from reinvestment risk. The Fund typically purchases the later tranches of a CMO. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

The Fund has been advised by the staff of the Securities and Exchange Commission ("SEC") that it is the staff's position that under the Investment Company Act of 1940 ("1940 Act"), the Fund may invest no more than 10% of its total assets in certain CMOs which, under the guidelines formulated by the SEC staff, are considered to be investment companies which issue their securities pursuant to an exemptive order from the SEC under the 1940 Act. The Fund also may invest no more than 5% of its total assets in any single issue of such CMOs. The Fund's investment in such CMOs is also subject to the restriction on the Fund's investment in securities of investment companies set forth in the Statement of Additional Information. The Fund will limit its investments in accordance with the SEC staff's position unless and until the staff changes such position or grants an exemption therefrom.

FOREIGN SECURITIES: The Fund may invest in foreign securities denominated in U.S. dollars. Investment in these securities may entail certain risks, including adverse political and economic developments, possible imposition of withholding or confiscatory taxes, currency blockage, expropriation, nationalization and the difficulty of enforcing obligations in foreign countries. Moreover, special consideration must be given to the reduced availability of public information concerning issuers, the differences in accounting, auditing and financial reporting standards and requirements, and the possibility of a less liquid trading market.

Securities of some foreign issuers are less liquid and are more price volatile than securities of U.S. companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Under normal market conditions, the Fund will invest no more than 25% of its total assets in foreign securities denominated in U.S. dollars.

--------------------------------------------------------------------------------
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
------------------------------------------------
It is the practice to pay quarterly dividends from net income, when available, on or about the 20th day of March, June, September and December. Any capital gains distribution of net gain on sales of securities will be paid in conjunction with the December and, if necessary, March quarterly payments. The term "distributions" includes both income dividends and capital gains distributions. After the year-end, each shareholder will be advised for Federal income tax purposes of the amount of distributions to be reported as ordinary dividends and as capital gains distributions.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES
----------------------

BY MAIL: Subscriptions for shares should be addressed to the Fund c/o the Fund's transfer agent:

         REGULAR MAIL                      EXPRESS OR REGISTERED MAIL
         Dodge & Cox Income Fund           Dodge & Cox Income Fund
         c/o Firstar Trust Company         c/o Firstar Trust Company
         P.O. Box 701                      615 East Michigan Street, Third Floor
         Milwaukee, WI 53201-0701          Milwaukee, WI 53202

BY WIRE: To purchase shares in the Fund by Federal wire transfer, investors should request their bank to transmit funds to:

         Firstar Bank, ABA#0750-00022
         For Credit to: Mutual Fund Services, Account #112-952-137
         For Further Credit:  Dodge & Cox Income Fund,
                              [shareholder account number], [name of account]

Prior to having the funds wired, the shareholder should call Firstar Trust Company at 1-800-621-3979 and advise the bank that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Fund, c/o Firstar Trust Company, at either of the addresses listed above. No account services will be established until the completed application has been received by the Fund. IRA accounts cannot be opened by wire.

All subscriptions are subject to acceptance by the Fund, and the price of the shares will be the net asset value per share which is next computed after receipt by the Fund's transfer agent, or other authorized agent or sub-agent, of the subscription in proper form (see "Pricing of Shares", page 11). Payment for the subscription is to be made to Dodge & Cox Income Fund. The minimum initial subscription is $2,500 ($1,000 for an IRA account) and must be accompanied by a completed and signed Account Application Form (Adoption Agreement for an IRA). The minimum for each subsequent subscription is $100. No cash or third-party checks will be accepted and checks must be drawn on U.S. banks. If a check or Automatic Investment Plan transaction does not clear, the purchase will be canceled and the purchaser will be liable for any losses incurred and a $20 fee, which is subject to change without notice. All subscriptions will be invested in full and fractional shares and the shareholder will receive a confirmation of all transactions. Certificates are not issued unless requested by the shareholder or ordered by the Fund and will be issued for full shares only.

A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with the shareholder's correct Social Security or Taxpayer Identification Number.

The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Fund reserves the right to reject any purchase order. It is the policy of the Fund not to accept subscriptions under circumstances or in amounts believed to be disadvantageous to existing shareholders. It is also the policy of the Fund not to apply or continue to use any shareholder plan under conditions believed disadvantageous to existing shareholders.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


--------------------------------------------------------------------------------

HOW TO REDEEM SHARES
--------------------

BY MAIL: Written redemption requests should be submitted to the Fund:

         REGULAR MAIL                      EXPRESS OR REGISTERED MAIL
         Dodge & Cox Income Fund           Dodge & Cox Income Fund
         c/o Firstar Trust Company         c/o Firstar Trust Company
         P.O. Box 701                      615 East Michigan Street, Third Floor
         Milwaukee, WI 53201-0701          Milwaukee, WI 53202

The request must specify the shareholder's name, account number, and dollar amount or number of shares redeemed, and be properly signed. Requests for joint accounts require signatures of all owners.

BY TELEPHONE: Telephone redemption requests can be initiated by calling Firstar Trust Company at 1-800-621-3979. (See "Telephone Transactions", page 10.)

REDEMPTION PAYMENTS MAY BE MADE BY CHECK OR WIRE:

BY CHECK: Checks will be made payable to the shareholder and will be sent to the address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or to an address that has been changed within 15 days of the redemption request, the request must be in writing with signature(s) guaranteed.

BY WIRE: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions -- with signature guarantee -- received in advance of the redemption order. Wire redemption requests are subject to a $10 charge, which is subject to change without notice.

SIGNATURE GUARANTEES: Certain redemption requests must include a signature guarantee for each person in whose name the account is registered to protect shareholders and the Fund from fraud. Signature guarantees may be obtained from a commercial bank or trust company, a member firm of the New York Stock Exchange or by another eligible guarantor institution. A notary public is not an acceptable guarantor.

IRA ACCOUNTS: Redemption requests for IRA accounts must be in writing and must include instructions regarding income tax withholding. Such requests which do not indicate an election not to have Federal income tax withheld will be subject to withholding.

Under certain circumstances, the Fund's transfer agent may require additional documents such as, but not restricted to, stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to the Fund's transfer agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please telephone Firstar Trust Company (1-800-621-3979).


The redemption price will be the net asset value per share which is next computed after receipt in proper form of the redemption order by the Fund's transfer agent, or other authorized agent or sub-agent (see "Pricing of Shares", page 11). The redemption price may be more or less than the shareholder's cost, depending upon the market value of the Fund's investments at the time of redemption. Redemption


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, the Fund may delay payment of the redemption proceeds until the purchase check has cleared, which may take up to 12 days or more. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.

Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as defined by the rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

--------------------------------------------------------------------------------

EXCHANGING SHARES
-----------------
Shareholders may exchange their shares for shares of another Dodge & Cox Fund, provided that the registration and Taxpayer Identification Number of both accounts are identical. An exchange may be initiated by contacting the Fund's transfer agent in writing or by telephone. (See "Telephone Transactions", below.) An exchange is treated as a redemption and a purchase and, therefore, the shareholder may realize a taxable gain or loss. The shareholder should obtain and read a current prospectus of the fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
----------------------
The ability to initiate redemptions and exchanges by telephone is automatically established for the shareholder's account unless the option is specifically declined on the account application or in writing by the shareholder. Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Security procedures currently include recording conversations, requesting verification of account information, restricting transmittal of proceeds to preauthorized designations, and supplying transaction verification information. If the Fund fails to follow reasonable procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions in the account. If an account has multiple owners, the Fund may rely on the instructions of any one account owner. Any shareholder wishing to remove telephone privileges should contact the Fund's transfer agent.

Shareholders should note that purchase and sales orders will not be canceled or modified once received in good form. If shareholders are unable to reach the Fund by telephone (for example, during periods of unusual market activity), they should consider sending written instructions. The Fund


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


reserves the right to modify or suspend telephone privileges upon reasonable notice. The Fund may also temporarily suspend telephone options without notice when economic or market changes make them impracticable to implement.

Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to the Fund, the Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.

--------------------------------------------------------------------------------
TRANSFER OF SHARES
------------------
Changes in account registrations -- such as changing the name(s) on an account, or transferring shares to another person or legal entity -- must be submitted in writing. Please telephone Firstar Trust Company (1-800-621-3979) for full instructions.

--------------------------------------------------------------------------------
PRICING OF SHARES
-----------------
The price of Fund shares is the net asset value per share determined by dividing the total net asset value of the Fund by the total number of shares then outstanding. The price is computed only as of the close of the New York Stock Exchange on each regular business day on which the New York Stock Exchange is open and is in effect only for properly completed subscription and redemption orders received by the transfer agent or other authorized agent or sub-agent prior to the close of such Exchange, presently 4:00 p.m. Eastern Time. On orders received after the close of the New York Stock Exchange, the price will be the net asset value per share as of the close of the New York Stock Exchange on the next succeeding regular business day on which such Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities are priced at fair value based on dealer-supplied valuations and a pricing service. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------
The Fund provides the following services to shareholders. Please telephone or write the Fund (1-800-621-3979) for applications and additional information.

Reinvestment Plan: Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

Automatic Investment Plan: Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from the shareholder's bank account.

Withdrawal Plan: A shareholder owning $10,000 or more of the Fund's shares may receive regular monthly or quarterly payments of $50 or more. Shares will automatically be redeemed at net asset value per share to make the withdrawal payments.

Individual Retirement Account (IRA): Individuals who have earned income or who are entitled to certain distributions from eligible retirement plans may make or authorize contributions to their own Individual Retirement Accounts. The Fund has an IRA Plan available for shareholders of the Fund.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-----------------------
The Fund may, from time to time, include figures indicating its yield or total return in advertisements or reports to shareholders or prospective investors. Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results. Yield does not directly reflect changes in net asset value per share which occurred during the period. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index, or other managed and unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses; managed indices do reflect such deductions.

Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. For a description of the methods used to determine the Fund's total return and yield, see "Performance Information" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

--------------------------------------------------------------------------------
MANAGEMENT AND INVESTMENT ADVISER
---------------------------------
The Board of Directors has overall management responsibility for the Fund under the laws of California. Since 1989, Dodge & Cox, One Sansome Street, San Francisco, California 94104, has been employed by the Fund as manager and investment adviser, subject to the direction of the Board of Directors. Dodge & Cox is a registered investment adviser and is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Bond Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. The


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


revenues of the Manager are derived from fees for investment management services. Its activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. In addition, the Manager has managed two other registered mutual funds, the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Stock Fund since 1965.

--------------------------------------------------------------------------------
MANAGEMENT FEE AND OTHER EXPENSES
---------------------------------

The Fund pays the Manager a quarterly management fee of 1/8 of 1% (equivalent to 5/10 of 1% annually) of the average weekly net asset value of the Fund up to $100 million and 1/10 of 1% (equivalent to 4/10 of 1% annually) of the average weekly net asset value of the Fund in excess of $100 million. However, the investment management agreement provides that the Manager will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 1% of the average net asset value of the Fund. No waiver of management fee was required for 1995 under this agreement. In addition to the Manager's fee, the Fund pays other ordinary operating expenses, primarily for bank custody of assets, stock transfer agent, printing of reports and prospectuses, registration fees, and legal and auditing services. In 1995, the ratio of total operating expenses to average net assets of the Fund was
 .54%. The Manager furnishes personnel and other facilities necessary for the administration of the Fund for which it receives no additional compensation.

--------------------------------------------------------------------------------
CAPITAL STOCK AND ORGANIZATION
------------------------------
The Fund is a corporation organized under the laws of California on July 8, 1988 and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Fund's authorized capital consists of 100,000,000 shares of common stock with a par value of $0.01 per share. All shares have the same rights as to voting, redemption, dividends and in liquidation. Shares have cumulative voting rights for election of directors, which means that each share is entitled to as many votes as there are directors to be elected, all of which may be cast for one nominee or distributed as the shareholder sees fit. All shares issued are fully paid and non-assessable, are transferable and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and will do so only when required by law or when specially called in accordance with the Fund's bylaws. Shareholders holding at least 10% of the Fund's shares may, in accordance with the Fund's bylaws and articles of incorporation, cause a meeting of shareholders to be held for the purpose of considering such matters as are permitted under California law and under the Investment Company Act of 1940, including the election or removal of directors and such shareholders will be assisted in shareholder communication in that regard.

--------------------------------------------------------------------------------
FEDERAL INCOME TAXES
--------------------
The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986. Under applicable sections thereof, a regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amount by which the 98% requirements exceed actual distributions.


=======================================---======================================

                                  DODGE & COX
=======================================---======================================
                                  Income Fund


Distributions designated as capital gains distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of the Fund and regardless of the period of time shares of the Fund have been held. All taxable distributions, except for capital gains distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or in shares of the Fund. State taxation of distributions varies from state to state. Investors should consult their own tax advisers about the Federal, state and local tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
----------------------------
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (Telephone 1-800-621-3979), acts as custodian of all cash and securities of the Fund and receives and disburses cash and securities for the account of the Fund. The Trust Company also acts as transfer and dividend disbursing agent for the Fund.

--------------------------------------------------------------------------------
REPORTS TO SHAREHOLDERS
-----------------------
A copy of the annual report is sent to each shareholder and is supplemented throughout the year by a semi-annual and quarterly reports prepared by the Fund. All reports contain financial information and a schedule showing the Fund's investments.

--------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES
---------------------
For Fund literature and information, or if you have any questions concerning your account, please telephone Firstar Trust Company (1-800-621-3979).


=======================================---======================================

                                  DODGE & COX
--------------------------------------------------------------------------------


                                  Income Fund

                               Established 1989





                                  Prospectus

                                March 13, 1996


--------------------------------------------------------------------------------

                                  DODGE & COX
                                  Income Fund
--------------------------------------------------------------------------------


                            Officers and Directors


                   A. Horton Shapiro, President and Director
                   Senior Vice-President, Dodge & Cox

                   John A. Gunn, Vice President and Director
                   President, Dodge & Cox

                   W. Timothy Ryan, Secretary-Treasurer
                   and Director
                   Senior Vice-President, Dodge & Cox

                   Dana M. Emery, Assistant
                   Secretary-Treasurer and Director
                   Vice-President, Dodge & Cox

                   Max Gutierrez, Jr., Director
                   Partner, Brobeck, Phleger & Harrison, Attorneys

                   Frank H. Roberts, Director
                   Retired Partner, Pillsbury, Madison & Sutro, Attorneys

                   John B. Taylor, Director
                   Professor of Economics, Stanford University

                   Will C. Wood, Director
                   Principal, Kentwood Associates, Financial Advisers





                   MANAGERS
                   Dodge & Cox
                   One Samsome Street
                   San Francisco, California 94104
                   Telephone (415) 981-1710

                   CUSTODIAN & TRANSFER AGENT
                   Firstar Trust Company
                   P.O. Box 701
                   Milwaukee, Wisconsin 53201-0701
                   Telephone (800) 621-3979

                   INDEPENDENT ACCOUNTANTS
                   Price Waterhouse LLP
                   San Francisco, California

                   LEGAL COUNSEL
                   Heller, Ehrman, White & McAuliffe
                   San Francisco, California
--------------------------------------------------------------------------------

                            DODGE & COX INCOME FUND


                                    PART B


                      Statement of Additional Information

                            DODGE & COX INCOME FUND

                           c/o Firstar Trust Company
                                 P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701
                                (800) 621-3979

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated March 13, 1996



          This Statement of Additional Information is not the Fund's Prospectus, but provides additional information which should be read in conjunction with the Fund's Prospectus dated March 13, 1996. The Fund's Prospectus and most recent annual financial statements may be obtained from the Fund at no charge by writing or telephoning the Fund at the address or telephone number shown above.


                  ___________________________________

                          TABLE OF CONTENTS

                                                                  Page
                                                                  ----
Investment Objectives and Policies...............                  2
Investment Restrictions..........................                  2
Investments and Investment Techniques............                  4
     U.S. Government Obligations.................                  4
     Mortgage Pass-Through Securities............                  4
     Collateralized Mortgage Obligations.........                  4
     Foreign Securities..........................                  5
     Restricted Securities.......................                  5
     Repurchase Agreements.......................                  5
     When-issued or Delayed-Delivery Securities..                  6
     Lending of Portfolio Securities.............                  6
Performance Information..........................                  6
Purchase, Redemption, and Pricing of Shares......                  7
Officers and Directors...........................                  7
Investment Adviser...............................                  8
Portfolio Transactions...........................                  9
Additional Tax Considerations....................                  9
Independent Accountants..........................                  9
Legal Counsel....................................                  9
Appendix: Ratings................................                 10


                  ___________________________________

     Please refer to the Fund's Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of independent accountants contained in the Fund's 1995 Annual Report to Shareholders. The Financial Statements and the report (but no other material from that Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from the Fund at no charge by writing or telephoning the Fund at the address or telephone number shown above.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

     The Dodge & Cox Income Fund is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940).

     The Fund seeks to achieve these objectives by investing in a diversified portfolio of fixed-income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues, rated in the top four rating groups by either Moody's Investors Service, ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Corporation ("S & P") (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by the Manager; and (4) cash equivalents, bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Under normal market conditions, no more than 5% of the Fund's total assets will be invested in the types of securities listed in category (4). Further information about specific investments is provided under "Investments and Investment Techniques."

     No more than 20% of the Fund may be invested in other fixed-income instruments including: debt obligations rated below investment grade, if, in the opinion of the Manager, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S & P at the time of investment; preferred stock; and corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by the Manager. It should be noted that securities rated in the lowest of the top four rating groups (Baa or BBB) and those securities rated below investment grade have speculative characteristics. Securities rated B by the major rating agencies may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of the Moody's and S & P rating groups is included in the Appendix.

     The percentages referred to in the preceding two paragraphs are determined at the time of investment and apply under normal market conditions.

     The proportions held in the various financial instruments will be revised as appropriate in light of the Manager's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, the Manager will take many factors into consideration including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

     The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which the Manager believes to be undervalued), purchasing securities at a discount to their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

     The average maturity of the Fund's portfolio at any given time depends, in part, on the Manager's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. The Manager normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

     Purchases and sales of securities in the Fund are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, the Manager may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

     The Manager maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate, which, under normal circumstances, will not exceed 50% on an annual basis. However, during rapidly changing economic, political, and market environments, there may be more portfolio changes than in a more stable period. The increased portfolio turnover rates in 1994 and 1995 were the result of purchases and sales made to adjust the average maturity of the Fund and the structure of the portfolio. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses. See "Financial Highlights" in the Fund's Prospectus for portfolio turnover rates.


     In seeking to achieve the objectives of the Fund, the Manager may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

     The Fund's investment policies as set forth above may be changed without shareholder approval; however, such policies will not be changed without notice to shareholders.

INVESTMENT RESTRICTIONS
-----------------------

     The Fund has adopted the following investment restrictions. These restrictions, as well as the Fund's investment objectives, cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the Investment Company Act of 1940 as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund. Except with regard to the 300% limitation mentioned in restriction No. 3 below, all percentage limitations set forth below must apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio. The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer.

   2. Concentrate investment of more than 25% of the value of its total assets in any one industry, provided that the various types of public utility companies (electric, telephone and gas) are considered separate industries for this purpose.

   3. Borrow money, except the Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or market value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain an asset coverage of not less than 300% with respect to all borrowings.

   4. Make loans of money, except by the purchase of debt securities or by entering into repurchase agreements, as permitted by the Fund's other investment policies and restrictions. Although there is no present intention of doing so in the foreseeable future, the Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund's Board of Directors.

   5. Purchase securities of another investment company ("acquired company") except in connection with a merger, consolidation, acquisition or reorganization and except as otherwise permitted by Section 12(d) of the Investment Company Act of 1940, if after such purchase more than 5% of the value of the Fund's total assets would be invested in securities issued by the acquired company, or the Fund would own more than 3% of the total outstanding voting stock of the acquired company, or more than 10% of the value of the Fund's total assets would be invested in securities of investment companies.

   6. Invest in any company for the purpose of exercising control or management.

   7. Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing mentioned in restriction No. 3 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at the lesser of cost or market value.

   8. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
   9.  Purchase or sell commodities or commodity contracts.

   10.  Purchase securities on margin or sell short.

   11. Purchase or sell real estate including limited partnerships that invest therein, provided that the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   12. Purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although the Fund may invest in preferred stocks or debt instruments of companies which invest in or sponsor such programs.

   13. Purchase warrants if as a result the Fund would then have more than 5% of its net assets invested in warrants (valued at the lower of cost or market), or more than 2% of its net assets invested in warrants which are not listed on the New York or American Stock Exchanges.

   14. Purchase any security if as a result the Fund would then have more than 10% of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under the federal securities laws.

   15. Purchase securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Fund's manager, owns more than 1/2 of 1% of the outstanding securities of such issuer or if such officers or directors in the aggregate own more than 5% of the outstanding securities of such issuer.

   16.  Write put or call options.

   17. Purchase any security if as a result the Fund would then have more than 10% of its total assets invested in preferred stock or debt securities principally traded in foreign markets. The Fund may purchase Eurodollar certificates of deposit without regard to such 10% limit.

INVESTMENTS AND INVESTMENT TECHNIQUES
-------------------------------------
U.S. GOVERNMENT OBLIGATIONS

   A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration, the Veterans Administration, the Federal Housing Administration and the Export-Import Bank.

   While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. The Manager will invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES

   In addition, the Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

   During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Consequently, if a premium had been paid for the mortgage pass-through securities, then such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would increase total returns.

COLLATERALIZED MORTGAGE OBLIGATIONS

   Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities ("the collateral") and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics.

   Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds will generally have semiannual or quarterly payments of principal and interest. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. Generally, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

   At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities' weighted-average life, a measure of the securities' cash flow characteristics. The Manager will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

   All CMOs purchased by the Fund will have a AAA rating by either S & P or Moody's, the major rating services. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. The later tranches of a CMO (the tranches which are not currently receiving principal payments) provide some degree of protection from reinvestment risk. The Fund typically purchases the later tranches of a CMO. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

   The Fund has been advised by the staff of the Securities and Exchange Commission ("SEC") that it is the staff's position that under the Investment Company Act of 1940 ("1940 Act"), the Fund may invest no more than 10% of its total assets in certain CMOs which, under the guidelines formulated by the SEC staff, are considered to be investment companies which issue their securities pursuant to an exemptive order from the SEC under the 1940 Act. The Fund also may invest no more than 5% of its total assets in any single issue of such CMOs. The Fund's investment in such CMOs is also subject to the restrictions on the Fund's investment in securities of investment companies set forth elsewhere herein. The Fund will limit its investments in accordance with the SEC staff's position unless and until the staff changes such position or grants an exemption therefrom.

FOREIGN SECURITIES

   The Fund may invest in foreign securities denominated in U.S. dollars. Investment in these securities may entail certain risks, including adverse political and economic developments, possible imposition of withholding or confiscatory taxes, currency blockage, expropriation, nationalization and the difficulty of enforcing obligations in foreign countries. Moreover, special consideration must be given to the reduced availability of public information concerning issuers, the differences in accounting, auditing and financial reporting standards and requirements, and the possibility of a less liquid trading market.

   Securities of some foreign issuers are less liquid and are more price volatile than securities of U.S. companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Under normal market conditions, the Fund will invest no more than 25% of its total assets in foreign securities denominated in U.S. dollars.

RESTRICTED SECURITIES

   The Fund may invest in restricted securities (privately-placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 10% of the value of the Fund's total assets.

   Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Fund's Board of Directors.

REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreement transactions as a means to earn income during a relatively short period, normally seven days or less. In a typical repurchase agreement, the Fund purchases a security, generally a security issued by the U.S. Government or an agency or instrumentality thereof, subject to an obligation of the seller to repurchase the security at a specified time and price (representing the Fund's cost plus earned interest). During the time period of the agreement, the Fund will receive a fixed rate of return (interest) that is not subject to market fluctuations. Repurchase agreements are treated as loans made by the Fund which are collateralized by the security subject to repurchase. The Manager will monitor such transactions to ensure that the value of the underlying security will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund will enter into repurchase agreements only with banks that are members of the Federal Reserve System and broker/dealers registered with the Securities and Exchange Commission which the Manager, through ongoing research, deems to be creditworthy.

   Repurchase agreements could involve certain risks in the event of default or bankruptcy of the seller, including delays in liquidating the underlying securities, collection expenses and possible losses on the securities if their market value declines during the period that the Fund seeks to enforce its rights thereto. The Fund will not invest more than 5% of its assets in repurchase agreements. The Fund does not presently intend to invest in repurchase agreements maturing in more than seven days, or with respect to securities for which there are no readily available market quotations.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

   The Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

   The purchase price and yield on these securities are generally set at the time of purchase. On the date that a security is purchased on a when-issued basis, the Fund reserves liquid assets with a value at least as great as the purchase price of the security, in a segregated account at the custodian bank, as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in the Fund's net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund. The Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if the Manager deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Unsettled securities purchased on a when-issued or delayed-delivery basis will not exceed 5% of the Fund's total assets at any one time.

LENDING OF PORTFOLIO SECURITIES

   The Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the Investment Company Act of 1940, and the Rules and Regulations and interpretations of the Securities and Exchange Commission. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

   The Fund does not presently intend to lend portfolio securities.

PERFORMANCE INFORMATION
-----------------------

   The Fund may, from time to time, include figures indicating the Fund's yield or total return in advertisements or reports to shareholders or prospective investors. Quotations of the Fund's yield, as defined by the Securities & Exchange Commission, will be based on all investment income per share earned during a particular thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results, according to the following formula:



                                 a-b      6
                      YIELD = 2[(--- + 1)    -1]
                                 cd



where                   a  =  dividends and interest earned during the period,

                        b  =  expenses accrued for the period (net of
                               reimbursements or waivers),
                        c  =  the average daily number of shares
                               outstanding during the period that
                               were entitled to receive dividends, and
                        d  =  the maximum offering price per share on the
                               last day of the period.


          The Fund's current yield for the thirty days ended December 31, 1995 was 6.41%. Yield does not directly reflect changes in net asset value per share which occurred during the period.


          Quotations of the Fund's average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years (but not for a period greater than the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, and will be calculated pursuant to the following formula:


                                            n
                                  P (1 + T)    = ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years,
                      ERV  =  the ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the period.

          The average annual total return of the Fund for the one, five and seven year periods ended December 31, 1995 (life of the Fund) was 20.21%, 10.57% and 10.61%, respectively. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

          Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index, or other appropriate managed and unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the fixed-income markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses; managed indices do reflect such deductions.

          Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------
          The procedures for purchasing and redeeming shares of the Fund are described in the Fund's Prospectus, which is incorporated herein by reference.

ADDITIONAL INFORMATION ON PRICING OF SHARES

          In determining the total net asset value of the Fund, debt securities, including listed issues, are priced on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. These values take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Use of the pricing service has been approved by the Board of Directors. If acquired, preferred stocks, common stocks and warrants, if listed on an exchange, will be valued at market, using as a price the last sale of the day at the close of the New York Stock Exchange. If not traded, or if unlisted, the security is valued at the mean between the last current bid and ask prices. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

OFFICERS AND DIRECTORS
----------------------



                                                                                            Aggregate 1995    Total Compensation
                                          Position(s)            Principal Occupation        Compensation     From Fund and Fund
Name and Address           Age            with Fund              During Past 5 Years         from Fund           Complex **
----------------           ---            ---------              -------------------         ----------         ---------
A. Horton Shapiro*         56            President and          Senior Vice-President of      $    ----          $    ----
                                           Director             Dodge & Cox; Vice-Chairman
                                                                and Trustee, Dodge & Cox
                                                                Balanced Fund

John A. Gunn*              52            Vice-President         President of Dodge & Cox;          ----               ----
                                          and Director          President and Director,
                                                                Dodge & Cox Stock Fund

W. Timothy Ryan*           58            Secretary-             Senior Vice-President and          ----               ----
                                         Treasurer              Secretary-Treasurer and
                                       and Director             Director of Dodge & Cox;
                                                                Secretary-Treasurer and
                                                                Director, Dodge & Cox
                                                                Stock Fund; Secretary,
                                                                Dodge & Cox Balanced Fund


Dana M. Emery*             34            Assistant              Vice-President of Dodge & Cox      ----               ----
                                        Secretary-
                                      Treasurer and
                                         Director

Max Gutierrez, Jr.         65            Director               Partner in Brobeck, Phleger       2,500              7,500
One Market Plaza                                                & Harrison, Attorneys; Director,
San Francisco,                                                  Dodge & Cox Stock Fund; Trustee,
 California                                                     Dodge & Cox Balanced Fund

Frank H. Roberts           76            Director               Retired Partner in Pillsbury,     2,000              6,000
114 Sansome Street                                              Madison & Sutro, Attorneys;
San Francisco,                                                  Director, Dodge & Cox
    California                                                  Stock Fund; Trustee,
                                                                Dodge & Cox Balanced Fund


John B. Taylor            49             Director               Professor of Economics and        2,500              7,500
Department of                                                   Director of the Center
    Economics                                                   for Economic Policy Research,
Stanford University                                             Stanford University;
Stanford, California                                            Director, Dodge & Cox
                                                                Stock Fund; Trustee,
                                                                Dodge & Cox Balanced Fund

Will C. Wood              56             Director               Principal, Kentwood               2,500               7,500
3000 Sand Hill Road                                             Associates, Financial Advisers;
Menlo Park, California                                          prior to 1994, Managing Director,
                                                                IDI Associates, Financial Advisers;
                                                                Director, Dodge & Cox Stock Fund;
                                                                Trustee, Dodge & Cox
                                                                Balanced Fund


  * Each has been an employee of Dodge & Cox, 35th Floor, One Sansome Street, San Francisco, California for over ten years in an executive position and is an "interested person" of the Fund as defined in the Investment Company Act of 1940. As of February 29, 1996, each has a beneficial interest in the 289,212 of the Fund (1.1% of total outstanding shares) owned by Dodge & Cox Pension Trust and 253,923 shares of the Fund (0.9% of total outstanding shares) owned by Dodge & Cox Profit Sharing Trust.

  ** Total 1995 Compensation From Fund and Fund Complex consists of compensation and fees paid to directors and trustees by all the Dodge & Cox Funds: Dodge & Cox Balanced Fund, Dodge & Cox Stock Fund, and Dodge & Cox Income Fund.
-------------------------------

  Directors and officers of the Fund affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Directors attended. The Fund does not pay any other remuneration to its officers or directors, and has no bonus, profit-sharing, pension or retirement plan. On February 29, 1996 the officers and directors of the Fund and members of their families and relatives owned less than 1.0% of the outstanding shares of the Fund.

  On February 29, 1996, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94101 owned of record 2,068,664 shares (or 7.5% of the outstanding shares of the Fund); University of California Berkeley Foundation, 2440 Bancroft Way, Berkeley, California 94720 owned beneficially and of record 1,997,216 shares (or 7.3% of the outstanding shares of the Fund); City of Englewood Pension Trusts, 3400 S. Elati Street, Englewood, Colorado 80110 owned beneficially and of record 1,705,607 shares (or 6.2% of the outstanding shares of the Fund); Geneva Steel Pension Plan, 1600 West Center Street, Orem, Utah 84057 owned beneficially and of record 1,395,543 shares (or 5.1% of the outstanding shares of the Fund); and HEP and Co., c/o First Interstate Bank, 26610 W. Agoura Road, Calabasas, California 91302 owned of record 1,372,104 shares (or 5.0% of the outstanding shares of the Fund). The Fund knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

INVESTMENT ADVISER
------------------

  Dodge & Cox, One Sansome Street, San Francisco, California 94104, a California corporation, is the Fund's manager and investment adviser, subject to the direction of the Board of Directors. Dodge & Cox (the "Manager") is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Bond Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. The research work of the firm is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

  The revenues of the Manager are derived from fees for investment management services. The Manager is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. In addition, the Manager has managed the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Stock Fund since 1965. The investment advisory contract between the Fund and the Manager was approved by a majority of the shares of the Fund and, as amended, provides for a management fee which is accrued daily and payable quarterly to the Manager at a rate of 1/8 of 1% (equivalent to 5/10 of 1% annually) of the average weekly net asset value of the Fund up to $100 million and 1/10 of 1% (equivalent to 4/10 of 1% annually) of the average weekly net asset value of the Fund in excess of $100 million. However, the contract provides that the Manager shall waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 1% of the average weekly net asset value of the Fund. Brokerage commissions and taxes on the Fund's portfolio transactions are not deemed ordinary operating expenses for purposes of limiting the Manager's fee. No waiver of management fee was required in 1995, 1994 and 1993 under this agreement, and the Manager was paid a fee of $1,045,074 for the year 1995, $869,973 for the year 1994 and $773,645 for the year 1993. The contract may be terminated at any time without penalty upon 60 days written notice by action of the directors, shareholders or by Dodge & Cox. The contract will terminate automatically should there be an "assignment" thereof (as defined in the Investment Company Act of 1940). In addition to the Manager's fee, the Fund pays other ordinary operating expenses, primarily for bank custody of assets, stock transfer agent, printing of reports and prospectuses (not for promotional purposes), registration fees, and legal and auditing services. The Manager furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation. The Manager supervises the administration of the Fund and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

PORTFOLIO TRANSACTIONS
----------------------

  Decisions to purchase or to sell securities for the Fund's portfolio are based on the Manager's appraisal of the investment merits of such transactions. The Manager provides facilities and personnel for the placement of purchase and sale orders with brokerage firms and the negotiation of net purchase and sale prices. One or more of several broker-dealers who the Manager believes can obtain the most favorable prices and executions will be given orders for securities transactions. Subject to this primary requirement, the Manager places some purchase and sale transactions with broker-dealers who supply research and quotation services to the Manager. These services, which are merely supplementary to the Manager's own research effort, include reports on companies, industries, securities, business conditions and portfolio strategy, research-oriented computer software and services, computer data bases, and performance measurement and analysis. The Manager may pay a broker-dealer an effective commission in excess of that which another broker-dealer might have charged for effecting the same transaction for the Fund, in recognition of the value of favorable price and execution or research services if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager to the Fund and to any other accounts over which the Manager exercises investment discretion. No specific formula is used in allocating such commission business.

  Periodically the Manager reviews the current effective commission rates and discusses the execution capabilities and the services provided by the various broker-dealers that the Manager is utilizing in the execution of orders. Research services furnished by the brokers through whom the Manager effects securities transactions for the Fund may be used in servicing all of the Manager's accounts, however, all such services may not be used by the Manager in connection with the Fund. Except as indicated above, the Manager does not intend to place portfolio transactions with any particular broker-dealer.

  Investment decisions for the Fund are made independently from those of the Dodge & Cox Stock Fund, the Dodge & Cox Balanced Fund and other accounts managed by the Manager. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as the Fund is concerned.
In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce more advantageous executions for the Fund. It is the opinion of the Board of Directors that the possible advantages involved outweigh any possible disadvantages that may result from simultaneous transactions.

ADDITIONAL TAX CONSIDERATIONS
-----------------------------

  Any dividend or capital gains distribution reduces the net asset value per share by the per share amount of such distribution. Distributions received shortly after the purchase of shares are in effect a return of capital, but are nonetheless subject to taxation.

  The discussion above and in the Fund's Prospectus regarding the Federal income tax consequences of investing in the Fund have been prepared by the Manager and do not purport to be complete descriptions of all tax implications of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund. The Fund's legal counsel has expressed no opinion in respect thereof.

INDEPENDENT ACCOUNTANTS
-----------------------

  Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, are independent accountants to the Fund, subject to annual appointment by the Board of Directors. The accountant conducts an annual audit of the accounts and records of the Fund, reports on the Fund's annual financial statements, and performs tax and accounting advisory services.

LEGAL COUNSEL
-------------

  The validity of the shares offered by the Fund's Prospectus and Statement of Additional Information will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, Suite 3000, San Francisco, California 94104. Such firm is also legal counsel to the Manager and certain affiliates of the Manager and the Fund.

APPENDIX: RATINGS
-----------------

  A debt obligation rating by Moody's or S & P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The following is a description of the characteristics of ratings as published by Moody's and S & P.

RATINGS BY MOODY'S  (MOODY'S INVESTORS SERVICE)

    Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S & P  (STANDARD & POOR'S CORPORATION)

    AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated groups.

    BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher rated groups.

   BB,B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

                            DODGE & COX INCOME FUND

                          PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS
--------  ---------------------------------

       (a)  Financial Statements:
             Statement of Assets and Liabilities*
             Statement of Changes in Net Assets*
             Statement of Operations*
             Portfolio of Investments*

       * Incorporated by reference to similarly named financial statement in Registrant's 1995 Annual Report to Shareholders, including Notes to Financial Statements and Report of Independent Accountants. Registrant's 1995 Annual Report dated December 31, 1995, was filed with the Commission on February 20, 1996 (File No. 811-5580).

       (b)  Exhibits:

          B10 - Consent of Counsel.
          B11 - Consent of Independent Accountants.
          B12 - 1995 Annual Report -- reference is made to (a) above. B17 - Financial Data Schedule.

          All other exhibits required under this section were filed with the original registration statement or post-effective amendments and are herein incorporated by reference.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------  -------------------------------------------------- ----------

          It may be deemed that Dodge & Cox, the investment adviser of Registrant, is under common control with Registrant in that four of the eight directors and all officers of Registrant are controlling stockholders of Dodge & Cox.

          Dodge & Cox is a California corporation. As of December 31, 1995, the persons who are directors and officers of Registrant and also controlling stockholders of Dodge & Cox are as follows:

                                                  % of Stock Owned in
                Name                                  Dodge & Cox
                ----                              -------------------
             Dana M. Emery                                3.10%
             John A. Gunn                                17.04
             W. Timothy Ryan                              9.54
             A. Horton Shapiro                           10.01

Item 26.  NUMBER OF HOLDERS OF SECURITIES
--------  -------------------------------

                                                Number of Record Holders
             Title of Class                          as of 12/31/95
             --------------                          --------------
             Capital Stock (only class)                   1,200

Item 27.  INDEMNIFICATION
--------  ---------------

          Under Section 317 of the California Corporations Code, and under provisions of Registrant's articles of incorporation and by-laws, the liability of Registrant's directors for monetary damages has been eliminated to the fullest extent permissible under applicable law. Registrant's directors, officers, employees and other agents are also entitled to indemnification against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred by them in connection with any proceeding by reason of the fact that such persons are or were directors or officers of Registrant, or are or were serving at the request of Registrant as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise. Those provisions also provide that expenses incurred by a director or officer of Registrant seeking indemnification in defending any proceeding shall be advanced by Registrant as they are incurred upon receipt by Registrant of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the director or officer is not entitled to to be indemnified by Registrant for those expenses.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Registrant and Dodge & Cox maintain officers' and directors' liability insurance in the amount of $10,000,000 with a $5,000 deductible provision. Dodge & Cox has agreed to indemnify officers and directors of Registrant in the amount of the deductible portion of such insurance.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
--------  ----------------------------------------------------

          Dodge & Cox is also investment adviser to Dodge & Cox Balanced Fund, Dodge & Cox Stock Fund and to numerous individuals and institutions.


Item 29.  PRINCIPAL UNDERWRITERS
--------  ----------------------

          None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS
--------  --------------------------------

          Dodge & Cox
          One Sansome Street, 35th Floor
          San Francisco, CA  94104

          Firstar Trust Company
          615 East Michigan Street
          Milwaukee, Wisconsin  53202


Item 31.  MANAGEMENT SERVICES
--------  -------------------

          None.


Item 32.  UNDERTAKINGS
--------  ------------

       (1) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

       (2) Registrant hereby undertakes to furnish to each person, to whom Registrant's Prospectus is delivered, with a copy of Registrant's most recent Annual Report to Shareholders upon request and without charge.

                                  SIGNATURES
                                  ----------


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the
8TH  day of        MARCH     , 1996.

                                 DODGE & COX INCOME FUND
                                 By:



                                 /s/ A. HORTON SHAPIRO
                                 ------------------------------------------
                                 A. Horton Shapiro, President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons as
Directors on the 8TH day of        MARCH     , 1996.


                                  SIGNATURES
                                  ----------

/s/ DANA M. EMERY                        /s/ W. TIMOTHY RYAN
-------------------------------          -------------------------------
Dana M. Emery                            W. Timothy Ryan



/s/ JOHN A. GUNN                         /s/ A. HORTON SHAPIRO
-------------------------------          -------------------------------
John A. Gunn                             A. Horton Shapiro



/s/ MAX GUTIERREZ, JR.                   /s/ JOHN B. TAYLOR
-------------------------------          -------------------------------
Max Gutierrez, Jr.                       John B. Taylor



/s/ FRANK H. ROBERTS                     /s/ WILL C. WOOD
-------------------------------          -------------------------------
Frank H. Roberts                         Will C. Wood

                            DODGE & COX INCOME FUND


                               INDEX TO EXHIBITS

ITEM 24(b)10        Consent of Counsel......................................     EX-23.B10
ITEM 24(b)11        Consent of Independent Accountants......................     EX-23.B11
ITEM 24(b)12        1995 Annual Report - Dodge & Cox Income Fund............     EX-13.B12
ITEM 24(b)17        Financial Data Schedule.................................     EX-27.B17